ABERDEEN FUNDS

Aberdeen Global Natural Resources Fund

(the “Fund”)

Supplement dated September 9, 2016 to the Prospectus and Statement of Additional Information, each dated February 29, 2016, as amended March 9, 2016 and supplemented to date

This supplement replaces the supplement dated June 16, 2016.  This information is important and relates to a transaction affecting the Fund.  You should read it carefully.

On June 15, 2016, the Board of Trustees of Aberdeen Funds (the “Trust”) approved an Agreement and Plan of Reorganization relating to the reorganization (the “Reorganization”) of the Aberdeen Global Natural Resources Fund (the “Fund”), a series of the Trust, into the Aberdeen Global Equity Fund (the “Acquiring Fund”), a series of the Trust.  The Reorganization is subject to the completion of certain conditions, including approval by shareholders of the Fund.

In connection with the Reorganization, the Board has approved the closing of the Fund to new investments, effective October 8, 2016.  After such date, existing shareholders, including 401(k) plans, other qualified employee benefit plans and firm-wide model-based programs, each with existing accounts in the Fund as of such date, will be permitted to continue to purchase Fund shares, including through automatic investment plans or the reinvestment of dividends or capital gains distributions.

On June 15, 2016, the Board of Trustees of the Trust also approved a proposed Plan of Liquidation (“Liquidation Plan”) that provides for the complete liquidation of all of the assets of the Fund (the “Liquidation”).  The Liquidation will only occur if the Reorganization is not approved by the Fund’s shareholders or is not consummated for any other reason.

The Fund’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), proposed the Reorganization, and, alternatively, the Liquidation, in part, because it determined that the Fund is not viable in the long term due, in part, to the Fund’s small asset size.  AAMI also serves as investment adviser to the Acquiring Fund.

Proxy materials describing the proposed Reorganization and the Board’s considerations in approving the proposal were mailed to shareholders of record of the Fund as of the close of business on July 25, 2016 in anticipation of a special meeting of shareholders to be held on October 17, 2016.  In the proposed Reorganization, each shareholder of the Fund would become a shareholder of the Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund.  If the Reorganization is approved by shareholders and consummated, a Fund shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Fund at any time prior to the Reorganization.

The Reorganization or Liquidation of the Fund may be terminated and/or abandoned at any time before the closing date by action of the Board of Trustees of the Trust.

Please retain this Supplement for future reference.